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                       Securities and Exchange Commission
                             Washington, D.C. 20549
                           __________________________



                                   FORM 8-K/A

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 6, 2001


                            URANIUM STRATEGIES, INC.


             (Exact name of registrant as specified in its charter)


             Nevada                                          333-53186
(State or other jurisdiction of incorporation)         (Commission File No.)


         31 Walmer Road, Suite 6
         Toronto, Ontario, Canada                             M5R-2W7
  (Address of principal executive offices)                 (Postal Code)


        Registrant's telephone number, including area code:(416) 928-3095


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Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i) On December 6, 2001, Simon Krowitz Bolin & Associates, P.A., the independent accountants of Uranium Strategies, Inc. ("Registrant"), resigned.

                  (ii) The report of Simon Krowitz Bolin & Associates, P.A. on the 1999 and 2000 financial statements contained no adverse opinion, disclaimer of opinion or modification of the opinion as to uncertainty, audit scope or accounting principles.

                  (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants on December 7, 2001.

                  (iv) In connection with its audits for the two most recent fiscal years and review of unaudited financial statements through December 6, 2001, there have been no disagreements with Simon Krowitz Bolin & Associates, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Simon Krowitz Bolin & Associates, P.A. would have caused them to make reference thereto in their report on the financial statements.

                  (v) During the two most recent fiscal years and through December 6, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant requested that Simon Krowitz Bolin & Associates, P.A. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above revised statements. A copy of such letter is filed as Exhibit 16.2 to this Form 8-K/A.

         (b)      New independent accountants

                  The Registrant engaged Andersen, Andersen & Strong, Salt Lake City, Utah as its new independent accountants as of December 7, 2001. During the two most recent fiscal years and through December 7, 2001, the Registrant has not consulted with Andersen, Andersen & Strong regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c)      Exhibits:

                  16.1 Letter from Simon Krowitz Bolin & Associates, P.A. dated December 6, 2001.

                  16.2 Letter from Simon Krowitz Bolin & Associates, P.A. dated December 12, 2001.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            URANIUM STRATEGIES, INC.


                                            /s/ Thomas Skimming
                                            --------------------------
                                            Name: Thomas Skimming
                                            Title:   President


Date: December 12, 2001